UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21994

                   First Trust Strategic High Income Fund III
               (Exact name of registrant as specified in charter)

                        1001 Warrenville Road, Suite 300
                                 Lisle, IL 60532
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        1001 Warrenville Road, Suite 300
                                 Lisle, IL 60532
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 241-4141

                       Date of fiscal year end: January 31

                     Date of reporting period: July 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                    (GRAPHIC)

FIRST TRUST STRATEGIC
HIGH INCOME FUND III

                               SEMI-ANNUAL REPORT

                     FOR THE SIX MONTHS ENDED JULY 31, 2008

(FIRST TRUST LOGO)

                        (VALHALLA CAPITAL PARTNERS LOGO)

TABLE OF CONTENTS

                FIRST TRUST STRATEGIC HIGH INCOME FUND III (FHO)
                               SEMI-ANNUAL REPORT
                                 JULY 31, 2008

Shareholder Letter ........................................................    1
At a Glance ...............................................................    2
Portfolio Commentary ......................................................    3
Portfolio of Investments ..................................................    5
Statement of Assets and Liabilities .......................................    8
Statement of Operations ...................................................    9
Statements of Changes in Net Assets .......................................   10
Statement of Cash Flows ...................................................   11
Financial Highlights ......................................................   12
Notes to Financial Statements .............................................   13
Additional Information ....................................................   19

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Valhalla Capital Partners, LLC ("Valhalla" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Strategic High Income Fund III (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Valhalla are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other regulatory filings.

SHAREHOLDER LETTER

                FIRST TRUST STRATEGIC HIGH INCOME FUND III (FHO)
                               SEMI-ANNUAL REPORT
                                  JULY 31, 2008

Dear Shareholders:

The majority of 2008 has been challenging for the financial markets and for many investors. Yet, regardless of the market, First Trust Advisors L.P. ("First Trust") believes that in order to be successful in reaching your financial goals, you should be invested for the long term. We also believe that investors should seek professional help from a financial advisor who has been through many types of markets, knows the range of investments available, and is committed to bringing you investments suitable to your particular situation.

Our goal at First Trust has always been to offer a wide range of investment products, including our family of closed-end funds, to help financial advisors give you the opportunity to meet your financial objectives. We have continued to expand our product line to ensure that you have many choices to fit your investment needs.

The report you hold contains detailed information about your investment in First Trust Strategic High Income Fund III (the "Fund"). It contains a portfolio commentary from the Fund's portfolio management team that provides a market recap for the period, a performance analysis and a market and Fund outlook. Additionally, the report provides the Fund's financial statements for the period covered by this report. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets and remains committed to bringing you quality investment solutions regardless of the inevitable ups and downs experienced in the market. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,


/s/ James A. Bowen
James A. Bowen
President of First Trust Strategic High Income Fund III

FIRST TRUST STRATEGIC HIGH INCOME FUND III
"AT A GLANCE"
AS OF JULY 31, 2008 (UNAUDITED)

FUND STATISTICS

Symbol on New York Stock Exchange                                     FHO
Common Share Price                                            $      8.15
Common Share Net Asset Value ("NAV")                          $      7.81
Premium (Discount) to NAV                                            4.35%
Net Assets Applicable to Common Shares                        $70,976,975
Current Monthly Distribution per Common Share (1)             $    0.1584
Current Annualized Distribution per Common Share              $    1.9008
Current Distribution Rate on Closing Common Share Price (2)         23.32%
Current Distribution Rate on NAV (2)                                24.34%

                COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)

                              (PERFORMANCE GRAPH)

                             (PLOT POINTS TO COME)

PERFORMANCE

                                                        Average Annual
                                                        Total Return
                    6 Months Ended   1 Year Ended   Inception (3/27/2007)
                       7/31/2008       7/31/2008        to 7/31/2008
                    --------------   ------------   ---------------------
Fund Performance
NAV (3)                 -16.68%         -50.29%             -40.94%
Market Price (4)        -26.66%         -46.55%             -41.09%
Index Performance
Lehman Ba Index          -0.66%           2.67%              -0.55%

                                          % OF TOTAL
ASSET CLASSIFICATION                     INVESTMENTS
--------------------                     -----------
Collateralized Debt Obligations              44.5%
Corporate Bonds                              30.1
Residential Mortgage-Backed Securities       23.9
Equity                                        1.5
                                            -----
   Total                                    100.0%
                                            =====

                                         % OF TOTAL
CREDIT QUALITY (5)                       INVESTMENTS
------------------                       -----------
AA                                            2.9%
A                                             3.8
BBB                                           2.6
BB                                           34.9
B                                            24.4
CCC                                          26.0
CC                                            0.6
C                                             1.1
NR                                            3.7
                                            -----
   Total                                    100.0%
                                            =====

(1) Most recent distribution paid or of record through 7/31/08. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or of record through the report date and then dividing by Common Share price or NAV, as applicable, as of 7/31/08. Subject to change in the future.

(3) Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load. Past performance is not indicative of future results.

(4) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price. Past performance is not indicative of future results.

(5) The credit quality information represented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs). For situations in which a security is rated by more than one NRSRO and ratings are not equivalent, the ratings are averaged.

                              PORTFOLIO COMMENTARY

SUB-ADVISOR

Valhalla Capital Partners, LLC ("Valhalla"), the Sub-Advisor to First Trust Strategic High Income Fund III, is a boutique asset management firm focused on managing high-yield portfolios with an emphasis on structured finance securities. Valhalla was founded in 2005 and is currently managed by its Managing Partners, Ken L. Mathis, Raymond P. Mecherle, CFA and Justin L. Ventura. Valhalla is a Kentucky limited liability company located in Prospect, Kentucky. As of July 31, 2008, Valhalla had approximately $300 million in assets under management.

                            PORTFOLIO MANAGEMENT TEAM

RAYMOND P. MECHERLE, CFA, PORTFOLIO MANAGER

Raymond P. Mecherle, CFA, is a founding Managing Partner of Valhalla. He has eleven years experience in the financial industry. Mr. Mecherle currently serves as Co-Manager of First Trust Strategic High Income Fund (NYSE: FHI), First Trust Strategic High Income Fund II (NYSE: FHY) and First Trust Strategic High Income Fund III (NYSE: FHO). Mr. Mecherle was a dual employee of Hilliard Lyons Asset Management and Valhalla from Valhalla's inception in 2005 through April 2006. From October 2004 to April 2006, Mr. Mecherle was employed by Hilliard Lyons Asset Management as Director of Fixed Income and Co-Manager of FHI. Prior to that, Mr. Mecherle was employed by Morgan Keegan Asset Management for seven years. There, Mr. Mecherle was an Assistant Portfolio Manager for three high-yield funds including the Regions Morgan Keegan Select High Income Fund (NASDAQ: MKHIX), an open-end fund; RMK High Income Fund (NYSE: RMH), a closed-end fund; RMK Strategic Income Fund (NYSE: RSF), a closed-end fund; and separate accounts. Mr. Mecherle received a B.A. from the University of Virginia and an M.B.A. from the Johnson Graduate School of Management, Cornell University.

JUSTIN L. VENTURA, PORTFOLIO MANAGER

Justin L. Ventura is a founding Managing Partner of Valhalla. He has sixteen years experience in the financial industry. Mr. Ventura currently serves as Co-Manager of First Trust Strategic High Income Fund (NYSE: FHI), First Trust Strategic High Income Fund II (NYSE: FHY) and First Trust Strategic High Income Fund III (NYSE: FHO). Mr. Ventura was a dual employee of Hilliard Lyons Asset Management and Valhalla from Valhalla's inception in 2005 through April 2006. From June 2005 to April 2006, Mr. Ventura was employed by Hilliard Lyons Asset Management as Co-Manager of FHI. Prior to that, Mr. Ventura was employed by State Street Bank for six years as Vice President, Capital Markets Portfolio/ABS-MBS-CDO Sectors. Mr. Ventura began his career with Fitch IBCA, Inc. where he worked for five years and was a Director of Structured Finance/Mortgage and Asset-Backed Securities. Mr. Ventura received a B.A. from the University of Massachusetts and a J.D. from George Mason School of Law.

FIRST TRUST STRATEGIC HIGH INCOME FUND III

The primary investment objective of First Trust Strategic High Income Fund III ("FHO" or the "Fund") is to seek a high level of current income. The Fund seeks capital growth as a secondary objective and pursues its investment objectives through a diversified portfolio of below-investment grade and investment grade debt securities and equity securities that Valhalla believes offer attractive yield and/or capital appreciation potential. There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

For the Fund, the six months ended July 31, 2008 were no less difficult than the previous semi-annual period ending January 31, 2008. Limited liquidity continued to hinder normal market operations for a range of financial institutions worldwide and, in turn, helped drive prices down further across multiple market segments. Two prominent casualties in the last six months illustrated the uncompromising market forces cut loose by the ongoing credit crisis. Bear Stearns and Indymac Bancorp both disappeared from the financial landscape when worried customers executed an old-fashioned "run-on-the-bank" and left these companies insolvent. To avert a total catastrophe, the Federal Reserve Bank forced the sale of Bear Stearns to JP Morgan and in its first emergency meeting in almost 30 years, cut the discount rate 25 basis points and became the lender of last resort to all primary dealers. In Indymac's case, the FDIC seized the reins, and began an orderly liquidation of the largest Office of Thrift Supervision-regulated savings and loan ever to fail. By the end of the second quarter, write-downs by financial-service firms ballooned to nearly $500 billion worldwide, and stocks of banks and broker/dealers tumbled sharply over the semi-annual period. Even Agency debentures, typically considered a close substitute for risk-free U.S. Treasuries, fell in price as investors worried about Government-Sponsored Enterprise insolvency brought to life by the housing downturn. In the end, the markets offered few safe havens in the storm of this credit crisis.

The state of the economy also created uncertainty for investors. The mix of rising unemployment, declining consumer expectations, decreased availability of credit, and high inflation concerns created a strong undertow that kept the capital markets struggling and put the Federal Reserve on the sidelines for the last three months of the period with respect to changes in the fed funds rate.

Since the end of the reporting period, continued volatility in the marketplace and restricted liquidity led to the Federal Government's seizing control of Fannie Mae, Freddie Mac, and American International Group, Inc. (AIG). In addition, Lehman Brothers was forced to file for bankruptcy, and Merrill Lynch executed a rapid sale to Bank of America to avert a possible crisis of confidence in its financial profile.

PERFORMANCE ANALYSIS

The difficult market conditions impacted all of the Fund's holdings which led to a -16.68% Net Asset Value ("NAV") total return over the six-month period ended July 31, 2008. In contrast, the Lehman Brothers Ba US High Yield Index total return was -0.66%. The sharp divergence between the Fund and its stated benchmark index arises from the fact that the latter is comprised of corporate high-yield debt; FHO's holdings were predominantly structured-finance securities.

Of the Fund's sectors, residential mortgage-backed securities ("RMBS") declined the most in average price. Liquidity in this space remained far below normal for the period and further declines in housing prices led a growing number of homeowners to stop paying their mortgages. The result has been a rise in delinquencies and foreclosures nationwide and deterioration in the collateral profile of all types of mortgage-backed securities. The Fund's RMBS have experienced this strain as well and may see a further reduction in cash flows and value.

The credit squeeze hurt pricing in other asset classes as well. The Fund's collateralized debt obligations (CDOs) and corporate holdings had, on average, negative returns over the semi-annual period. Growing credit concerns and deteriorating macroeconomic conditions worked against these sectors. Both are likely to remain under pressure until more buyers emerge.

FHO's market price total return was -26.66% for the period covered by this report. With turmoil raging for the duration of the period, investors evidenced a strong desire for safety and liquidity and a growing aversion to more credit-sensitive assets.

MARKET AND FUND OUTLOOK

Given recent conditions, it appears unlikely the financial system is on the verge of a recovery, even if the recently passed housing bill is successful in preventing a significant further decline in home pricing. The structured finance markets, and the residential mortgage markets in particular, are likely to continue to struggle. The secondary markets in structured finance are moving but at greatly diminished capacity, and year-to-date primary issuance in structured products is roughly 80% below that of last year. As we have stated before, we believe the capital markets will continue to hobble along and experience difficulties until these two market mechanisms are fully restored. Ultimately, this will take time, and in the interim, risk and volatility are likely to remain elevated, in our opinion.

CHANGE IN TEMPORARY DEFENSIVE POLICY

In addition, on September 15, 2008, the Fund's Board of Trustees approved a change in the Fund's temporary defensive policy. Previously, the temporary defensive policy of the Fund permits it to deviate from its investment strategy and invest all or any portion of its managed assets in cash or cash equivalents. Cash equivalents, in general terms, include: U.S. Government securities, certificates of deposit, repurchase agreements, commercial paper, bankers' acceptances, bank time deposits and money market funds. Under the revised temporary defensive policy, the Fund may deviate from its investment strategy and invest all or any portion of its total assets in cash, cash equivalents and certain other defensive instruments, including manufactured home loan-backed securities; certain securities guaranteed by the U.S. Government or its agencies or instrumentalities; asset-backed securities representing direct or indirect participations in, or secured by and payable from, pools of leases of aircrafts and/or loans to purchase aircrafts; asset-backed securities representing direct or indirect participations in, or secured by and payable from, loans or other obligations of franchises; corporate bonds; and any other securities rated in the AA category or better by at least one nationally recognized statistical rating organization. The revised temporary defensive policy is included in Additional Information. A summary of Fund risk disclosures is included in Note 7
- Risk Considerations in the Notes to the Financial Statements.

FIRST TRUST STRATEGIC HIGH INCOME FUND III
PORTFOLIO OF INVESTMENTS (a)
JULY 31, 2008 (UNAUDITED)

 PRINCIPAL                                                                       STATED
   VALUE                        DESCRIPTION                             COUPON  MATURITY      VALUE
----------   --------------------------------------------------------   ------  --------   -----------
ASSET-BACKED SECURITIES - 32.5%
             ABCLO, Ltd.
$3,500,000      Series 2007-1A, Class D (b) (c) .....................    6.69%  04/15/21   $ 2,030,000
             ACE Securities Corp.
 3,202,000      Series 2007-ASP2, Class M9 (c) ......................    4.96%  06/25/37        96,060
 4,000,000      Series 2007-HE4, Class M8 (c) .......................    4.96%  05/25/37        80,000
             Bear Stearns Alt-A Trust
 2,431,285      Series 2006-8, Class 2A2 ............................    5.52%  08/25/46     1,205,704
             Bear Stearns Asset Backed Securities Trust
 4,000,000      Series 2007-HE3, Class M9 (c) .......................    4.71%  04/25/37       200,000
 5,057,000      Series 2007-SD3, Class M8 (c) .......................    3.71%  05/25/37       240,208
             BNC Mortgage Loan Trust
 5,792,000      Series 2007-2, Class B1 (b) (c) .....................    4.96%  05/25/37       405,440
 1,400,000      Series 2007-2, Class B2 (b) (c) .....................    4.96%  05/25/37        84,000
 4,000,000      Series 2007-3, Class B2 (b) (c) .....................    4.96%  07/25/37       250,000
             Eaton Vance CDO Ltd.
 2,500,000      Series 2006-8A, Class D (b) (c) .....................    6.10%  08/15/22     1,875,000
             Exum Ridge CBO
 2,750,000      Series 2007-1A, Class D (b) (c) .....................    6.55%  03/22/14     2,027,575
             GSamp Trust
 1,000,000      Series 2006-S3, Class A2 ............................    5.77%  05/25/36       176,300
 1,312,676      Series 2006-S5, Class A1 (c) ........................    2.55%  09/25/36       213,034
             Home Equity Asset Trust
 3,850,000      Series 2007-3, Class M9 (c) .........................    4.96%  08/25/37        77,000
             Indymac Residential Asset Backed Trust
 5,000,000      Series 2007-B, Class M10 (c) ........................    4.96%  07/25/37       325,000
             Long Beach Mortgage Loan Trust
 1,966,974      Series 2006-A, Class A2 .............................    5.55%  05/25/36       354,055
             Loomis Sayles Ltd.
 5,000,000      Series 2006-1A, Class E (b) (c) .....................    6.65%  10/26/20     3,750,000
             Park Place Securities, Inc.
 5,000,000      Series 2005-WCW3, Class M11 (b) (c) .................    4.96%  08/25/35       250,000
             Pebble Creek LCDO Ltd.
 3,250,000      Series 2007-2A, Class E (b) (c) .....................    6.05%  06/22/14     2,032,875
             Renaissance Home Equity Trust
 2,750,000      Series 2007-2, Class M9 .............................    7.50%  06/25/37       137,500
             Rosedale CLO Ltd.
 2,500,000      Series 1-A, Class II (b) ............................    0.00%  07/24/21     1,500,000
             Signature 5 Ltd.
 4,000,000      Series 5A, Class C (b) ..............................   12.56%  10/27/12     3,000,000
             Soundview Home Equity Loan Trust
 4,000,000      Series 2007-OPT1, Class M10 (b) (c) .................    4.96%  06/25/37       160,000
 3,400,000      Series 2007-OPT2, Class M10 (b) (c) .................    4.96%  07/25/37       204,000
             Structured Asset Securities Corp.
 5,000,000      Series 2007-BC3, Class B1 (b) (c) ...................    4.96%  05/25/47       300,000
 5,000,000      Series 2007-OSI, Class M10 (c) ......................    4.96%  06/25/37       275,000
             Telos CLO Ltd.
 3,000,000      Series 2007-2A, Class E (b) (c) .....................    7.79%  04/15/22     1,500,000
             WaMu
 2,000,000      Series 2007-HE3, Class M9 (c) .......................    4.96%  05/25/47       115,090

                       See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND III
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
JULY 31, 2008 (UNAUDITED)

 PRINCIPAL                                                                       STATED
   VALUE                        DESCRIPTION                             COUPON  MATURITY      VALUE
----------   --------------------------------------------------------   ------  --------   -----------
ASSET-BACKED SECURITIES - (CONTINUED)
             Wells Fargo Home Equity Trust
$3,482,000      Series 2007-2, Class B1 (b) (c) .....................    4.96%  04/25/37   $   191,510
                                                                                           -----------
             TOTAL ASSET-BACKED SECURITIES
                (Cost $75,651,621) .....................................................    23,055,351
                                                                                           -----------
COLLATERALIZED MORTGAGE OBLIGATIONS - 4.6%
             Countrywide Alternative Loan Trust
 3,422,651      Series 2005-56, Class M4 (c) ........................    3.38%  11/25/35     1,540,193
 2,845,000      Series 2007-OA6, Class M9 (c) .......................    3.96%  06/25/37        28,450
             Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
 4,119,000      Series 2007-AR3, Class 1M5 (c) ......................    3.81%  06/25/37        21,399
 3,505,258      Series 2007-OA3, Class M10 (b) (c) ..................    4.96%  07/25/47        27,932
 4,000,662      Series 2007-OA4, Class M10 (c) ......................    5.46%  08/25/47        20,003
             Greenpoint Mortgage Funding Trust
 4,939,565      Series 2007-AR2, Class 2M9 (c) ......................    4.21%  05/25/37       740,935
             Indymac Indx Mortgage Loan Trust
 2,023,618      Series 2007-FLX3, Class M5 (c) ......................    4.71%  06/25/37        70,827
 1,421,052      Series 2007-FLX3, Class M6 (c) ......................    4.71%  06/25/37        42,632
             Lehman XS Trust
 5,004,730      Series 2007-4N, Class M9 (c) ........................    4.21%  03/25/47       700,662
             TBW Mortgage Backed Pass-Through Certificates
 2,270,000      Series 2007-2, Class M4 (c) .........................    3.96%  07/25/37        56,750
 3,240,000      Series 2007-2, Class M5 (c) .........................    4.46%  07/25/37        48,600
                                                                                           -----------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                (Cost $29,064,263) .....................................................     3,298,383
                                                                                           -----------
CORPORATE BONDS AND NOTES - 20.6%
 3,500,000   AmeriCast Technologies, Inc. (b) .......................   11.00%  12/01/14     3,237,500
 2,000,000   Dayton Superior Corp. ..................................   13.00%  06/15/09     1,625,000
 2,500,000   Dune Energy Inc. .......................................   10.50%  06/01/12     2,231,250
 1,000,000   International Coal Group, Inc. .........................   10.25%  07/15/14     1,022,500
 3,000,000   MSX International UK/MXS International
                Business Service FR/MXS International
                GmBH (b) ............................................   12.50%  04/01/12     2,055,000
 1,500,000   PNA Intermediate Holding Corp. PIK (c) .................    9.80%  02/15/13     1,515,000
 3,524,000   Rafealla Apparel Group, Inc., Series B .................   11.25%  06/15/11     1,709,140
 1,500,000   Rare Restaurant Group LLC (b) ..........................    9.25%  05/15/14     1,252,500
                                                                                           -----------
             TOTAL CORPORATE BONDS AND NOTES
                (Cost $18,573,840) .....................................................    14,647,890
                                                                                           -----------
STRUCTURED NOTES - 9.8%
 3,000,000   Bacchus Ltd.
                Series 2006-1I, Subordinated Note (b) ...............    0.00%  01/20/19     2,160,000
 4,800,000   InCaps Funding II Ltd./InCaps Funding II Corp.
                Subordinated Note (b) ...............................    0.00%  01/15/34     1,776,000
 2,500,000   Preferred Term Securities XXVI, Ltd.
                Subordinated Note (d) ...............................    0.00%  09/22/37     1,712,500

                       See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND III
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
JULY 31, 2008 (UNAUDITED)

 PRINCIPAL                                                                       STATED
   VALUE                        DESCRIPTION                             COUPON  MATURITY      VALUE
----------   --------------------------------------------------------   ------  --------   -----------
STRUCTURED NOTES - (CONTINUED)
$2,625,000   Primus CLO Ltd.
                Series 2007-2I, Subordinated Bond (b) ...............    0.00%  07/15/21   $ 1,312,500
                                                                                           -----------
             TOTAL STRUCTURED NOTES
                (Cost $8,839,880) ......................................................     6,961,000
                                                                                           -----------

  SHARES                                        DESCRIPTION                                   VALUE
----------   ---------------------------------------------------------------------------   -----------
PREFERRED SECURITIES - 1.1%
     1,000   Stanfield Vantage CLO Ltd. (b) (e) ........................................       440,000
     3,000   White Marlin CDO Ltd., Series AI (b) (e) ..................................       315,000
                                                                                           -----------
             TOTAL PREFERRED SECURITIES
                (Cost $3,506,277) ......................................................       755,000
                                                                                           -----------
             TOTAL INVESTMENTS - 68.6%
                (Cost $135,635,881) (f) ................................................    48,717,624
             NET OTHER ASSETS AND LIABILITIES - 31.4% ..................................    22,259,351
                                                                                           -----------
             NET ASSETS - 100.0% .......................................................   $70,976,975
                                                                                           ===========

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) This security, sold within the terms of a private placement memorandum, is exempt from registration under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Valhalla Capital Partners, LLC, the Fund's investment sub-advisor. At July 31, 2008, securities noted as such amounted to $32,136,832 or 45.3% of net assets.

(c) Floating rate security. The interest rate shown reflects the rate in effect at July 31, 2008.

(d) This security, sold within the terms of a private placement memorandum, is exempt from registration under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C-Restricted Securities in the Notes to Financial Statements).

(e)  Zero coupon

(f) Aggregate cost for federal income tax and financial reporting purposes. As of July 31, 2008, the aggregate gross unrealized appreciation for all securities in which there as an excess of value over tax cost was $0 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $86,918,257.

CBO  Collateralized Bond Obligation

CDO  Collateralized Debt Obligation

CLO  Collateralized Loan Obligation

PIK  Payment in Kind

                       See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND III
STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2008 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $135,635,881) ...........................................   $ 48,717,624
Cash .............................................................     21,640,653
Prepaid expenses .................................................          9,888
Receivables:
   Interest ......................................................        759,915
                                                                     ------------
      Total Assets ...............................................     71,128,080
                                                                     ------------
LIABILITIES:
Payables:
Investment advisory fees .........................................         54,646
   Printing fees .................................................         34,719
   Audit and tax fees ............................................         25,543
   Legal fees ....................................................         15,757
   Administrative fees ...........................................          8,332
   Facility commitment fees ......................................          5,440
   Transfer agent fees ...........................................          2,941
   Custodian fees ................................................          2,086
   Trustees' fees and expenses ...................................            930
Accrued expenses and other liabilities ...........................            711
                                                                     ------------
      Total Liabilities ..........................................        151,105
                                                                     ------------
NET ASSETS .......................................................   $ 70,976,975
                                                                     ============
NET ASSETS CONSIST OF:
Paid-in capital ..................................................   $171,832,214
Par value ........................................................         90,867
Accumulated net investment income (loss) .........................        616,860
Accumulated net realized gain (loss) on investments ..............    (14,644,709)
Net unrealized appreciation (depreciation) on investments ........    (86,918,257)
                                                                     ------------
NET ASSETS .......................................................   $ 70,976,975
                                                                     ============
NET ASSET VALUE, per Common Share (par value $0.01 per
   Common Share) .................................................   $       7.81
                                                                     ============
Number of Common Shares outstanding (unlimited number
   of Common Shares has been authorized) .........................      9,086,745
                                                                     ============

                       See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND III
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JULY 31, 2008 (UNAUDITED)

INVESTMENT INCOME:
Interest .........................................................   $  8,769,801
                                                                     ------------
      Total investment income ....................................      8,769,801
                                                                     ------------
EXPENSES:
Investment advisory fees .........................................        360,045
Facility commitment fees .........................................        108,120
Administrative fees ..............................................         49,998
Printing fees ....................................................         26,995
Audit and tax fees ...............................................         24,700
Legal fees .......................................................         20,333
Trustees' fees and expenses ......................................         19,966
Transfer agent fees ..............................................         18,855
Custodian fees ...................................................          4,881
Other ............................................................         46,996
                                                                     ------------
      Total expenses .............................................        680,889
                                                                     ------------
NET INVESTMENT INCOME ............................................      8,088,912
                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments .......................    (14,241,566)
   Net change in unrealized appreciation
      (depreciation) on investments ..............................     (7,788,438)
                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ..........................    (22,030,004)
                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..   $(13,941,092)
                                                                     ============

                    See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND III
STATEMENTS OF CHANGES IN NET ASSETS

                                                                      SIX MONTHS
                                                                         ENDED          PERIOD
                                                                       7/31/2008        ENDED
                                                                      (UNAUDITED)   1/31/2008 (a)
                                                                     ------------   -------------
OPERATIONS:
Net investment income (loss) .....................................   $  8,088,912   $ 12,432,687
Net realized gain (loss) .........................................    (14,241,566)      (418,901)
Net change in unrealized appreciation (depreciation) .............     (7,788,438)   (79,129,819)
                                                                     ------------   ------------
Net increase (decrease) in net assets resulting from operations ..    (13,941,092)   (67,116,033)
                                                                     ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ............................................     (8,558,110)   (11,330,871)
                                                                     ------------   ------------
Total distributions to shareholders ..............................     (8,558,110)   (11,330,871)
                                                                     ------------   ------------
CAPITAL TRANSACTIONS:
Net proceeds from the sale of Common Shares ......................             --    170,328,758
Proceeds from Common Shares reinvested ...........................      1,296,040        654,992
Offering costs ...................................................             --       (356,709)
                                                                     ------------   ------------
Net increase (decrease) in net assets resulting from
   capital transactions ..........................................      1,296,040    170,627,041
                                                                     ------------   ------------
Total increase (decrease) in net assets ..........................    (21,203,162)    92,180,137
NET ASSETS:
Beginning of period ..............................................     92,180,137             --
                                                                     ------------   ------------
End of period ....................................................   $ 70,976,975   $ 92,180,137
                                                                     ============   ============
Accumulated net investment income (loss) at end of period ........   $    616,860   $  1,086,058
                                                                     ============   ============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period .............................      8,957,976             --
   Common Shares sold ............................................             --      8,917,736
   Common Shares issued as reinvestment under the Dividend
      Reinvestment Plan ..........................................        128,769         40,240
                                                                     ------------   ------------
Common Shares at end of period ...................................      9,086,745      8,957,976
                                                                     ============   ============

----------
(a) Initial seed date of February 20, 2007. The Fund commenced operations on March 27, 2007.

                       See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND III
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JULY 31, 2008 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations .............   $(13,941,092)
Adjustments to reconcile net decrease in net assets
   resulting from operations to net cash provided by
   operating activities:
      Purchases of investments ...................................     (2,448,557)
      Sales and maturities of investments ........................      7,296,818
      Net amortization/accretion of premium/discount on
         investments .............................................       (820,384)
      Net realized gain/loss on investments ......................     14,241,566
      Net change in unrealized appreciation/depreciation on
         investments .............................................      7,788,438
CHANGES IN ASSETS AND LIABILITIES:
      Decrease in dividends receivable ...........................         45,252
      Decrease in interest receivable ............................        364,472
      Increase in prepaid expenses ...............................         (3,345)
      Decrease in payable for investment securities purchased ....       (622,774)
      Decrease in investment advisory fees payable ...............        (20,605)
      Decrease in audit fees and tax fees payable ................         (1,207)
      Increase in legal fees payable .............................         12,934
      Increase in printing fees payable ..........................          6,430
      Decrease in facility commitment fees .......................        (15,640)
      Increase in transfer agent fees payable ....................            322
      Decrease in administrative fees payable ....................            (51)
      Decrease in custodian fees payable .........................           (174)
      Increase in Trustees' fees and expenses payable ............            400
      Decrease in accrued expenses and other liabilities .........         (1,259)
                                                                     ------------
CASH PROVIDED BY OPERATING ACTIVITIES ............................                  $ 11,881,544
CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from Common Shares reinvested .....................      1,296,040
      Distributions to Common Shareholders .......................     (8,558,110)
                                                                     ------------
CASH USED BY FINANCING ACTIVITIES ................................                    (7,262,070)
                                                                                    ------------
Increase in cash .................................................                     4,619,474
Cash at beginning of period ......................................                    17,021,179
                                                                                    ------------
CASH AT END OF PERIOD ............................................                  $ 21,640,653
                                                                                    ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for facility commitment fees .........                  $    123,760
                                                                                    ============

                       See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND III
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                      SIX MONTHS
                                                                         ENDED          PERIOD
                                                                       7/30/2008        ENDED
                                                                      (UNAUDITED)   1/31/2008 (a)
                                                                     ------------   -------------
Net asset value, beginning of period .............................   $    10.29     $    19.10(b)
                                                                     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .....................................         0.90           1.39
Net realized and unrealized gain (loss) ..........................        (2.43)         (8.89)
                                                                     ----------     ----------
Total from investment operations .................................        (1.53)         (7.50)
                                                                     ----------     ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ............................................        (0.95)         (1.27)
                                                                     ----------     ----------
Total distributions ..............................................        (0.95)         (1.27)
                                                                     ----------     ----------
Common Shares offering costs charged to paid-in capital ..........           --          (0.04)
                                                                     ----------     ----------
Net asset value, end of period ...................................   $     7.81     $    10.29
                                                                     ==========     ==========
Market value, end of period ......................................   $     8.15     $    12.20
                                                                     ==========     ==========
Total return based on net asset value (c) (d) ....................       (16.68)%       (40.91)%
                                                                     ==========     ==========
Total return based on market value (d) (e) .......................       (26.66)%       (33.09)%
                                                                     ==========     ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .............................   $   70,977     $   92,180
Ratio of total expenses to average net assets ....................         1.43%(f)       1.40%(f)
Ratio of net investment income to average net assets .............        20.21%(f)      10.57%(f)
Portfolio turnover rate ..........................................            4%             4%

----------
(a) Initial seed date of February 20, 2007. The Fund commenced operations on March 27, 2007.

(b)  Net of sales load of $0.90 per share on initial offering.

(c) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.

(d)  Total return is not annualized for periods less than one year.

(e) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price.

(f)  Annualized.

                       See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                            JULY 31, 2008 (UNAUDITED)

                               1. FUND DESCRIPTION

First Trust Strategic High Income Fund III (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on November 14, 2006 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FHO on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of below-investment grade and investment grade debt securities and equity securities that Valhalla Capital Partners, LLC ("Valhalla" or the "Sub-Advisor") believes offer attractive yield and/or capital appreciation potential. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued dividends and interest), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. Securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price on the business day as of which such value is being determined or, if no sales are reported on such day (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain U.S. government securities are valued at the mean between the last reported bid and ask prices. The Fund values mortgage-backed securities and other debt securities not traded in an organized market on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Board of Trustees which uses information with respect to transactions in such securities, quotations from dealers, market transactions for comparable securities, various relationships between securities and yield to maturity in determining value. In the Fund's financial statements, the Statement of Assets and Liabilities includes investments with a value of $30,647,106 (62.9% of total investments) as of July 31, 2008, whose values have been determined based on prices supplied by dealers in the absence of readily determinable values. These values may differ from the values that would have been used had an independent price for these investments existed, and the differences could be material. The remaining investments, with a value of $18,070,518 (37.1% of total investments), were valued by an independent pricing service.

Debt securities having a remaining maturity of less than sixty days when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

In the event that market quotations are not readily available, the pricing service or dealer does not provide a valuation for a particular security, or the valuations are deemed unreliable, First Trust Advisors L.P. ("First Trust") may use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal market for particular securities (e.g. domestic debt and foreign securities) but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and other investments. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. A variety of factors may be considered in determining the fair value of such securities including 1) the fundamental business data relating to the issuer; 2) an evaluation of the forces which influence the market in which these securities are purchased and sold; 3) type of holding; 4) financial statements of the issuer; 5) cost at date of purchase; 6) credit quality and cash flow of issuer based on external analysis;
7) information as to any transactions in or offers for the holding; 8) price and extent of public trading in similar securities of the issuer/borrower, or comparable companies; and 9) other relevant factors. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive in an orderly transaction between market participants.

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                            JULY 31, 2008 (UNAUDITED)

The Fund invests a significant portion of its assets in below-investment grade debt securities, including mortgage-backed securities, asset-backed securities, corporate bonds and collateralized debt obligations. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Recent instability in the markets for fixed-income securities, particularly mortgage-backed and asset-backed securities, has resulted in increased volatility of market prices and periods of illiquidity that have adversely impacted the valuation of certain securities held by the Fund.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 became effective for the Fund as of February 1, 2008, the beginning of its current fiscal year. The three levels of the fair value hierarchy under FAS 157 are described below:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's net assets as of July 31, 2008 is as follows:

                                                    INVESTMENTS
VALUATION INPUTS                                   IN SECURITIES
----------------                                   -------------
Level 1 - Quoted Prices ........................    $        --
Level 2 - Other Significant Observable Inputs ..     18,070,518
Level 3 - Significant Unobservable Inputs ......     30,647,106
                                                    -----------
TOTAL ..........................................    $48,717,624
                                                    ===========

The Fund did not have any liabilities that were measured at fair value on a recurring basis at July 31, 2008.

The following table presents our assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at January 31, 2008 and at July 31, 2008.

ASSETS AT FAIR VALUE USING                          PORTFOLIO
UNOBSERVABLE INPUTS (LEVEL 3)                      INVESTMENTS
-----------------------------                      -----------
Balance as of January 31, 2008 .................   $        --
   Transfers in (out) of Level 3 ...............    30,647,106
   Net amortization (accretion) of premium
      (discount) ...............................            --
   Net realized gains (losses) .................            --
   Net unrealized gains (losses) ...............            --
   Net purchases and sales .....................            --
                                                   -----------
Balance as of July 31, 2008 ....................   $30,647,106
                                                   ===========

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The Fund follows the provisions of Emerging Issues Task Force No. 99-20 ("EITF 99-20"), "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets" for certain lower credit quality securitized assets that have contractual cash flows (for example, asset-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities). Under EITF 99-20, if there is a change in the estimated cash flows for any of these securities, based on an evaluation of current information, then the estimated yield is adjusted on a prospective basis over the remaining life of the security. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                            JULY 31, 2008 (UNAUDITED)

non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. At July 31, 2008, the Fund had no when-issued or delayed-delivery purchase commitments.

C. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the Securities Act of 1933, as amended (the "1933 Act"). Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A of the 1933 Act, normally to qualified institutional buyers. As of July 31, 2008, the Fund held restricted securities as shown in the table below that the Sub-Advisor has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 1A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                                                                                                               % OF
                                       ACQUISITION    PRINCIPAL      CARRYING        CARRYING                   NET
SECURITY                                   DATE         VALUE     VALUE PER SHARE      COST         VALUE     ASSETS
--------                               -----------   ----------   ---------------   ----------   ----------   ------
Preferred Term securities XXVI, Ltd.
   Subordinated Note                    06/06/07     $2,500,000        $0.685       $2,409,520   $1,712,500    2.41%
                                                     ==========                     ==========   ==========    ====

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The tax character of distributions paid during the fiscal period ended January 31, 2008 was as follows:

Distributions paid from:

Ordinary Income...........................    $11,330,871

As of January 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income................   $    620,471
Net Unrealized Appreciation (Depreciation)...    (78,583,607)

E. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such loss against any future realized capital gains. At January 31, 2008, the Fund had an available realized capital loss of $43,053 to offset future net capital gains through the fiscal year ending 2016.

POST-OCTOBER LOSSES. Under current laws, certain losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended January 31, 2008, the Fund intends to elect to defer net realized losses incurred from November 1, 2007 through January 31, 2008 of $360,090.

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                            JULY 31, 2008 (UNAUDITED)

In June 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the Fund's current fiscal year. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax year ended January 31, 2008) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund's financial statements.

F. EXPENSES:

The Fund pays all expenses directly related to its operations.

G. ORGANIZATION AND OFFERING COSTS:

Organization costs consist of costs incurred to establish the Fund and enable it to legally do business. These costs include filing fees, listing fees, legal services pertaining to the organization of the business and audit fees relating to the initial registration and auditing the initial statement of assets and liabilities, among other fees. Offering costs consist of legal fees pertaining to the Fund's Common Shares offered for sale, registration fees, underwriting fees, and printing of the initial prospectus, among other fees. First Trust and Valhalla have paid all organization expenses and all offering costs of the Fund (other than sales load) that exceeded $0.04 per Common Share. The Fund's share of Common Share offering costs of $356,709 was recorded as a reduction of the proceeds from the sale of Common Shares during the fiscal period ended January 31, 2008.

H. ACCOUNTING PRONOUNCEMENT:

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures, if any.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.90% of the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received minus accrued liabilities other than the principal amount of any borrowings).

Valhalla, a boutique asset management firm focused on managing high-yield portfolios with an emphasis on structured finance securities, serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.40% of Managed Assets that is paid by First Trust from its investment advisory fee. First Trust Portfolios L.P., an affiliate of First Trust, owns a minority interest in Valhalla.

PNC Global Investment Servicing (U.S.) Inc., formerly known as PFPC Inc., an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator, Fund Accountant, Transfer Agent and Board Administrator in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms. The officers and interested trustee receive no compensation from the Fund for serving in such capacities.

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                            JULY 31, 2008 (UNAUDITED)

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding U.S. government and short-term investments, for the six months ended July 31, 2008, aggregated $2,448,557 and $7,296,818, respectively.

                           5. REVOLVING LOAN AGREEMENT

On July 10, 2007, the Fund entered into a Revolving Credit and Security Agreement with Liberty Street Funding Corp., as conduit lender, and The Bank of Nova Scotia, as secondary lender, which provided for a revolving credit facility to be used as leverage for the Fund. The credit facility provided for a secured line of credit for the Fund, where Fund assets were pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33 1/3% of the Fund's total assets after borrowings). In addition, the Fund agreed to pay facility commitment fees on the unutilized line of credit, which are included in "Facility commitment fees" on the Statement of Operations. The total commitment under the Revolving Credit and Security Agreement was $80,000,000. The Revolving Credit and Security Agreement was terminated on July 8, 2008. For the six months ended July 31, 2008, the Fund had no borrowings against the agreement.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT RISK: An investment in a Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

RESIDENTIAL MORTGAGE-BACKED SECURITIES CONCENTRATION RISK: The Fund will invest at least 25% of its total Managed Assets in residential mortgage-backed securities under normal market conditions. The Fund may deviate from its investment strategies, including its concentration policy, when engaging in temporary defensive positions. A fund concentrated in a single industry is likely to present more risks than a fund that is broadly diversified over several industries. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed-income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. Alternatively, in a rising interest rate environment, the value of mortgage-backed securities may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the markets as a whole. In addition, mortgage-backed securities are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk. The Fund may also invest in mortgage-backed securities which are interest-only ("IO") securities and principal-only ("PO") securities. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO security will fall and the value of an IO security will rise. In addition to the foregoing, residential mortgage-backed securities are subject to additional risks, including: (i) the United States residential mortgage market has recently encountered various difficulties and changed economic conditions. In addition, recently, residential property values in various states have declined or remained stable, after extended periods of appreciation. A continued decline or an extended flattening in those values may result in additional increases in delinquencies and losses on residential mortgage loans generally; (ii) if a residential mortgage obligation is secured by a junior lien it will be subordinate to the rights of the mortgagees or beneficiaries under the related senior mortgages or deeds of trust; and (iii) depending on the length of a residential mortgage obligation

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                            JULY 31, 2008 (UNAUDITED)

underlying a residential mortgage-backed security, unscheduled or early payments of principal and interest may shorten the security's effective maturity and the prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the payments for reinvestment.

VALUE INVESTING RISK: The Fund focuses its investments on securities that the Sub-Advisor believes are undervalued or inexpensive relative to other investments. Such securities are subject to the risk of misestimating certain fundamental factors. Disciplined adherence to a "value" investment mandate during periods in which that style is "out of favor" can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

BELOW-INVESTMENT GRADE SECURITIES RISK: The Fund invests in below-investment grade securities. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks: (a) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (b) greater risk of loss due to default or declining credit quality; (c) adverse issuer specific events are more likely to render the issuer unable to make interest and/or principal payments; and (d) a negative perception of the high-yield market may depress the price and liquidity of high-yield securities.

DISTRESSED SECURITIES RISK: The Fund may invest in securities issued by companies in a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding. A Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent a Fund seeks capital appreciation through investment in distressed securities, its ability to achieve current income may be diminished.

ECONOMIC CONDITIONS RISK: Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high-yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer and these securities may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate; (iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

                              8. SUBSEQUENT EVENTS

On July 21, 2008, the Fund declared a dividend of $0.1584 per share to Common Shareholders of record August 5, 2008, payable August 15, 2008.

On August 20, 2008, the Fund declared a dividend of $0.1584 per share to Common Shareholders of record September 4, 2008, payable September 15, 2008.

ADDITIONAL INFORMATION

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                            JULY 31, 2008 (UNAUDITED)

DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PNC Global Investment Servicing (U.S.) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

     (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 334-1710, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                            JULY 31, 2008 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Annual Meeting of Shareholders of the Common Shares of First Trust Strategic High Income Fund III was held on June 9, 2008. At the Annual Meeting, Trustee Robert F. Keith was elected for a three-year term. The number of votes cast in favor of Mr. Keith was 8,351,424, the number of votes against was 94,464 and the number of abstentions was 547,480. James A. Bowen, Richard E. Ericson, Thomas R. Kadlec and Niel B Nielson are the other current and continuing Trustees.

                      CHANGE IN TEMPORARY DEFENSIVE POLICY

On September 15, 2008, the Fund's Board of Trustees approved a change in the Fund's temporary defensive policy. Previously, the temporary defensive policy of the Fund permitted it to deviate from its investment strategy and invest all or any portion of its managed assets in cash or cash equivalents. Cash equivalents, in general terms, include: U.S. Government securities, certificates of deposit, repurchase agreements, commercial paper, bankers' acceptances, bank time deposits and money market funds. Under the revised temporary defensive policy, the Fund may deviate from its investment strategy and invest all or any portion of its total assets in cash, cash equivalents and certain other defensive instruments, including manufactured home loan-backed securities; certain securities guaranteed by the U.S. Government or its agencies or instrumentalities; asset-backed securities representing direct or indirect participations in, or secured by and payable from, pools of leases of aircrafts and/or loans to purchase aircrafts; asset-backed securities representing direct or indirect participations in, or secured by and payable from, loans or other obligations of franchises; corporate bonds; and any other securities rated in the AA category or better by at least one nationally recognized statistical rating organization (collectively, the "Defensive Instruments"). The revised temporary defensive policy is set forth below. When the Fund is assuming a temporary defensive position it may not pursue or achieve its investment objectives during such times and may deviate from its investment strategies, including its concentration policy. Investments in a Fund assuming temporary defensive positions in reliance on its temporary defensive policy remain subject to risks, including investment risk and the possible loss of the money invested in the Fund. Some of the risks related to the Fund have been set forth in Note 7
- Risk Considerations in the Notes to the Financial Statements.

TEMPORARY DEFENSIVE POLICY OF THE FUND:

During the period in which the net proceeds of any offering of Common Shares, Preferred Shares, commercial paper or notes and/or borrowings, if any, are being invested, or during periods in which First Trust Advisors L.P. (the "ADVISOR") or Valhalla Capital Partners, LLC (the "SUB-ADVISOR") determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its Managed Assets in cash and Defensive Instruments (as such term is defined below) and/or may use such cash and proceeds from the sale of Defensive Instruments or other assets to pay down any leverage of the Fund. The Advisor's or the Sub-Advisor's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objectives.

     Defensive Instruments are defined to include:

     A.   Cash Equivalents -

          (1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                            JULY 31, 2008 (UNAUDITED)

               sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

          (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

          (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed upon market rate. Purchasing securities pursuant to a repurchase agreement affords an opportunity for the Fund to invest temporarily available cash. Pursuant to the Fund's policies and procedures, the Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Sub-Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Sub-Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

          (4) Commercial paper, which consists of short term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Sub-Advisor will consider the financial condition of the corporation (E.G., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a nationally recognized statistical rating organization ("NRSRO") and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

          (5) Bankers' acceptances, which are short term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

          (6) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

          (7) Shares of money market funds purchased in accordance with the provisions of the 1940 Act.

     B. Manufactured Home Loan-Backed Securities - securities representing a direct or indirect participation in, or secured by and payable from, pools of loans used to purchase manufactured housing and the security interest therein.*

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                            JULY 31, 2008 (UNAUDITED)

     C. Securities guaranteed by the U.S. Government or its agencies or instrumentalities that are not included as cash equivalents above or as residential mortgage-backed securities ("RMBS").*

     D. Asset-backed securities representing direct or indirect participations in, or secured by and payable from, pools of leases of aircrafts and/or loans to purchase aircrafts.*

     E. Asset-backed securities representing direct or indirect participations in, or secured by and payable from, loans or other obligations of franchises.*

     F.   Corporate bonds - debt obligations issued by corporations.*

     G. Any other securities rated in the AA category or better by at least one NRSRO.* If the rating on a security is subsequently downgraded, the Advisor and/or Sub-Advisor will determine whether to retain the security as a Defensive Instrument, retain the security but not as a Defensive Instrument or dispose of the security.

* To be eligible as a Defensive Instrument, the Sub-Advisor must determine in each case at the time of purchase that the security to be purchased is less risky than RMBS currently available in the marketplace that would be consistent with the Fund's investment strategy.

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

                      This Page Left Blank Intentionally.

(FIRST TRUST LOGO)

INVESTMENT ADVISOR

First Trust Advisors L.P.
1001 Warrenville Road
Lisle, IL 60532

INVESTMENT SUB-ADVISOR

Valhalla Capital Partners, LLC
13011 W. Hwy 42
Prospect, Kentucky 40059

ADMINISTRATOR,
FUND ACCOUNTANT,
TRANSFER AGENT &
BOARD ADMINISTRATOR

PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN

PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Not applicable.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) First Trust Strategic High Income Fund III


By (Signature and Title)* /s/ James A. Bowen
                          ------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date September 24, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ James A. Bowen
                          ------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date September 24, 2008


By (Signature and Title)* /s/ Mark R. Bradley
                          ------------------------------------------------------
                          Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date September 24, 2008

* Print the name and title of each signing officer under his or her signature.